Exhibit 10.88

FIRST AMENDMENT, CONSENT AND JOINDER

TO CREDIT AGREEMENT

FIRST AMENDMENT, CONSENT AND JOINDER TO CREDIT AGREEMENT dated as of July 2, 2007 (this “Amendment”), among INTERDIGITAL COMMUNICATIONS CORPORATION, a Pennsylvania corporation (“IDC”), INTERDIGITAL, INC., a Pennsylvania corporation (“Holdings”), THE SUBSIDIARY GUARANTORS PARTY HERETO, THE LENDERS PARTY HERETO and BANK OF AMERICA, N.A., as Administrative Agent and L/C Issuer.

WHEREAS, IDC, the Lenders party thereto, and the Administrative Agent and L/C Issuer are party to the Credit Agreement, as defined below;

WHEREAS, prior to the date hereof, IDC has created Holdings as a direct, wholly-owned subsidiary, and Holdings has created ID Merger Company, a Pennsylvania corporation (“Merger Sub”) as a direct, wholly-owned Subsidiary;

WHEREAS, IDC and Merger Sub desire to effect the Holdings Merger, as defined herein, such that Holdings will be the owner of 100% of the issued and outstanding Equity Interests of IDC, and to take certain other actions to reorganize certain of the existing Subsidiaries of IDC; and

WHEREAS, in reliance on the representations of IDC and its Subsidiaries, including those set forth herein, the Administrative Agent and the Lenders are willing to consent to the Holdings Merger and the subsequent conversion of IDC to a Delaware limited liability company and then to a Pennsylvania limited liability company, so long as Holdings becomes the Borrower under the Credit Agreement and IDC becomes a Subsidiary Guarantor under the Subsidiary Guarantee;

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereby agree as follows:

1. REFERENCE TO CREDIT AGREEMENT.

Reference is made to the Credit Agreement, dated as of December 28, 2005, among IDC, the Lenders party thereto, the Administrative Agent and the L/C Issuer (the “Credit Agreement”). Capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.

2. CONSENT. On the terms and subject to the conditions set forth herein, the Administrative Agent and the Lenders hereby consent to each of the following actions:

(a) the formation of Holdings and Merger Sub as Subsidiaries of IDC without making them Subsidiary Guarantors or taking the other actions required under Section 6.12 of the Credit Agreement, provided that Holdings and Merger Sub do not hold any assets, or engage in any business or activity (other than the Holdings Merger, as defined below), prior to the effectiveness hereof;

(b) the merger of Merger Sub with and into IDC, with IDC the surviving entity, which merger shall result in IDC becoming a wholly-owned Subsidiary of Holdings (the “Holdings Merger”); and

(c) the conversion of IDC into a Delaware corporation, then into a Delaware limited liability company, and then into a Pennsylvania limited liability company (the “LLC Conversion”) immediately following the Holdings Merger, provided that, after such conversion, IDC shall execute and deliver to the Administrative Agent a confirmation, reasonably satisfactory to the Administrative Agent, of IDC’s obligations under the Loan Documents, which will be followed by (i) the declaration by IDC of a dividend of its ownership interest in InterDigital Technology Corporation to Holdings (the “ITC Dividend”), and (ii) the declaration by IDC of dividends of its interests in InterDigital Advanced Technologies, Inc. and InterDigital Finance Corporation to Holdings (the “IAT/IFC Dividend” and, together with the Holdings Merger, the LLC Conversion and the ITC Dividend, the “Reorganization”);

in each case, pursuant to and in accordance with documentation reasonably satisfactory to the Administrative Agent.

3. AMENDMENTS. Effective as of the date hereof, in consideration of the consents in Section 2 above and in consideration of the removal of IDC as a Borrower, and immediately upon the effectiveness of the Holdings Merger, IDC, Holdings and the other Loan Parties agree with the Administrative Agent and Lenders that the Credit Agreement and other Loan Documents are amended as follows:

(a) Joinder of Holdings. Holdings is hereby joined as a Borrower under the Credit Agreement, the Notes, the Fee Letter, the Subsidiary Guarantee and the other Loan Documents, with the same force and effect as if originally named therein as a the “Borrower”, and hereby assumes all obligations of the Borrower under the Loan Documents. All references to the Borrower under the Credit Agreement and the other Loan Documents shall be construed as references to Holdings, and all references to the Loan Parties, or any of them, herein or in any other Loan Documents shall be deemed to include Holdings. Holdings agrees to all the terms and provisions of the Loan Documents applicable to it and its Subsidiaries as the Borrower and Loan Party thereunder.

(b) Joinder of IDC to Subsidiary Guarantee. IDC is hereby joined as a Subsidiary Guarantor under the Subsidiary Guarantee with the same force and effect as if originally named therein as a Subsidiary Guarantor. IDC hereby (i) agrees to all the terms and provisions of the Subsidiary Guarantee applicable to it and its subsidiaries as a Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Subsidiary Guarantor thereunder are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof. Each reference to a Subsidiary Guarantor in the Subsidiary Guarantee shall be deemed to include IDC.

(c) IDC. From and after the effectiveness of this Amendment, IDC will not be a “Borrower” under the Loan Documents, provided that IDC remains liable as “Borrower” for all Obligations arising prior to the effectiveness hereof, and as a Subsidiary Guarantor under the Subsidiary Guarantee from and after the effectiveness hereof, such that, subject to the terms of the Subsidiary Guarantee, IDC is primarily liable for all Obligations, whenever arising.

(d) Amendment to Section 7.05(f). Section 7.05(f) of the Credit Agreement is amended to read in full as follows:

“(f) Dispositions permitted by Section 7.04 and Restricted Payments permitted by Section 7.06.”

(e) Notices. The Borrower’s address for notices, and other information relating to the Borrower, set forth in Schedule 10.01 to the Credit Agreement is hereby amended to read in full as follows:

BORROWER:

InterDigital, Inc.

781 Third Avenue

King of Prussia, PA 19406-1409

Attention: Chief Financial Officer and Chief Accounting Officer

Telephone: 610-878-5626

Telecopier: 610-878-7842

Electronic Mail: Richard.Fagan@InterDigital.com and

                             Richard.Brezski@InterDigital.com

Website Address: www.InterDigital.com

(f) No Release. Notwithstanding this Amendment, no Loan Party shall be released from any obligation under the Credit Agreement or any other Loan Documents, which shall continue in full force and effect.

4. CONDITIONS PRECEDENT. The effectiveness of the consent set forth in Section 2 hereof, and of the amendments set forth in Section 3 hereof, is subject to the satisfaction or waiver in accordance with the Credit Agreement of each of the following conditions:

(a) Documents. The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the date of this Amendment and each in form and substance satisfactory to the Administrative Agent:

(i) executed counterparts of this Amendment, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower;

(ii) a new Note executed by Holdings in favor of each Lender requesting a Note;

(iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents, and any documentation relating to the Reorganization, to which such Loan Party is a party, and certificates as to and attaching such documentation relating to the Holdings Merger and the Reorganization as the Administrative Agent may reasonably require;

(iv) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed;

(v) a favorable opinion of Dilworth Paxson LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to such matters concerning the Loan Parties and the Loan Documents as the Administrative Agent may reasonably request;

(vi) a certificate signed by a Responsible Officer of the Borrower certifying that the conditions specified in Sections 4(b) and 4(c)have been satisfied;

(vii) a Solvency Certificate, in form reasonably satisfactory to the Administrative Agent, executed by the chief financial officer of Holdings as to the solvency of each of Holdings, IDC and the other Loan Parties, in each case before and after giving effect to this Amendment and the Reorganization; and

(viii) such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuer or the Required Lenders reasonably may require.

(b) Consents. All governmental, shareholder and other consents and approvals necessary in connection with the Transactions shall have been received and shall be in full force and effect.

(c) Representations and Warranties. All representations and warranties of the Loan Parties herein shall be true and correct in all material respects.

5. NO DEFAULT; REPRESENTATIONS, WARRANTIES AND COVENANTS. The Loan Parties hereby represent, warrant, covenant and confirm that:

(a) The representations and warranties of the Loan Parties contained in Article V of the Credit Agreement (as amended by this Agreement) are true on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date).

(b) Before and after giving effect to this Amendment, the Loan Parties are in compliance with all of the terms and provisions set forth in the Credit Agreement on their part to be observed or performed thereunder.

(c) Before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(d) As of the date hereof, and after giving effect to the Reorganization, the Borrower has no Subsidiaries other than those specifically disclosed in Part (a) of Schedule I attached hereto, and all of the outstanding Equity Interests in such Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by a Loan Party in the amounts specified on Part (a) of Schedule I attached hereto free and clear of all Liens. As of the date hereof, and after giving effect to the Reorganization, the Borrower has no equity investments in any other corporation or entity other than those specifically disclosed in Part (b) of Schedule I attached hereto. All of the outstanding Equity Interests in the Borrower have been validly issued and are fully paid and nonassessable.

(e) The execution, delivery and performance by each Loan Party (including Holdings) of the Holdings Merger and the Reorganization and all documents to be executed and delivered in connection therewith have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the Holdings Merger or the Reorganizations, except as have been given, taken, filed or obtained prior to the date hereof.

(f) The Borrower shall deliver to the Administrative Agent, at least five (5) days prior to any Credit Extension under the Credit Agreement, and in any event within fifteen Business Days following the date hereof, a favorable opinion of Pepper Hamilton LLP, counsel to the Borrower, addressed to the Administrative Agent and each Lender, as to such matters concerning the Reorganization as the Administrative Agent may reasonably request. Failure to comply with this subsection (f) shall constitute an immediate Event of Default under the Credit Agreement.

6. MISCELLANEOUS.

(a) Except to the extent specifically amended hereby, the Credit Agreement, the Loan Documents and all related documents shall remain in full force and effect. Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such terms or sections shall be deemed to refer to those terms or sections as amended by this Amendment.

(b) This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

(c) This Amendment shall be governed by the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(d) The Loan Parties agree to pay all reasonable expenses, including reasonable legal fees and disbursements incurred by the Administrative Agent in connection with this Amendment and the transactions contemplated hereby.

(e) This Amendment shall be considered a Loan Document for all purposes.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.

IDC

INTERDIGITAL COMMUNICATIONS CORPORATION

By:	/s/ William J. Merritt
Name:	William J. Merritt
Title:	President & Chief Executive Officer

HOLDINGS

INTERDIGITAL, INC.

By:	/s/ William J. Merritt
Name:	William J. Merritt
Title:	President & Chief Executive Officer

SUBSIDIARY GUARANTORS

INTERDIGITAL FACILITY COMPANY

By:	/s/ R.J. Fagan
Name:	Richard J. Fagan
Title:	President

INTERDIGITAL FINANCE CORPORATION

By:	/s/ R.J. Fagan
Name:	Richard J. Fagan
Title:	President

INTERDIGITAL ADVANCED TECHNOLOGIES, INC.

By:	/s/ William J. Merritt
Name:	William J. Merritt
Title:	President

INTERDIGITAL TECHNOLOGY CORPORATION

By:	/s/ William J. Merritt
Name:	William J. Merritt
Title:	President

IPR LICENSING, INC.

By:	/s/ William J. Merritt
Name:	William J. Merritt
Title:	President

TANTIVY COMMUNICATIONS, INC.

By:	/s/ William J. Merritt
Name:	William J. Merritt
Title:	President

INTERDIGITAL CANADA LTEE.

By:	/s/ William C. Miller
Name:	William C. Miller
Title:	President & Chief Executive Officer

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ John B. Desmond
John B. Desmond
Managing Director

BANK OF AMERICA, N.A.,
as Lender and L/C Issuer

By:	/s/ John B. Desmond
John B. Desmond
Managing Director

CITIZENS BANK OF PENNSYLVANIA,
as Lender

By:	/s/ David W. Ritter
Name:	David W. Ritter
Title:	Senior Vice President